                         AIM INTERNATIONAL FUNDS, INC.

-------------------------------------------------------------------------------

                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

-------------------------------------------------------------------------------

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for certain funds within The AIM Family of Funds --Registered Trademark--, which was adjourned until May 31, 2000, has been adjourned, once again, due to a lack of investor response. We have made several attempts to reach you by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for JUNE 16, 2000 and we need to receive your instructions as quickly as possible.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?
To date, an overwhelming number of shareholders have approved the proposals in the proxy statement. However, the proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust requires a larger vote of outstanding shares than the other items on the proxy statement. As of the May 31 meeting date, over 91% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary requirement.

HOW WILL THIS CHANGE IMPACT YOUR FUND?
The reorganization is being proposed primarily to provide the company with greater flexibility in conducting its business operations. The Delaware business trust organizational form offers this flexibility and many other fund companies have also been taking advantage of this preferred structure. One advantage, in particular, is that the trust will be able to conduct certain business without the need for engaging in expensive proxy solicitations to shareholders. In addition, this proposal will not, in any way, affect your fund's fees, current tax status or investment objectives. The BOARD OF DIRECTORS of the Fund has carefully reviewed this proposal and for the reasons set forth in the proxy statement UNANIMOUSLY RECOMMENDS a vote in favor because it believes that it is in the best interests of the Fund's shareholders.

For your convenience, we have established four easy and quick methods by which to register your vote:

         1.  BY PHONE:             Please call Shareholder Communications
                                   Corporation toll free at 1-800-609-6554.
                                   Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  BY INTERNET:          Visit www.aimfunds.com, Online Proxy Voting
                                   Icon, and enter the 12-digit control number located on your proxy card.

         3.  BY TOUCH-TONE:        Dial 1-800-605-9205 and enter the 12-digit
                                   control number located on your proxy card and follow the simple directions.

         4.  BY MAIL:              Return your executed proxy in the enclosed
                                   postage paid envelope immediately so that it will be received by June 16, 2000.

We apologize for any inconvenience this may have caused and appreciate your anticipated response.

                                                                         REG

                             AIM EQUITY FUNDS, INC.
                         AIM INTERNATIONAL FUNDS, INC.

-------------------------------------------------------------------------------

                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

-------------------------------------------------------------------------------

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for certain funds within The AIM Family of Funds --Registered Trademark--, which was adjourned until May 31, 2000, has been adjourned, once again, due to a lack of investor response. We have made several attempts to reach you by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for JUNE 16, 2000 and we need to receive your instructions as quickly as possible.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?
To date, an overwhelming number of shareholders have approved the proposals in the proxy statement. However, the proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust requires a larger vote of outstanding shares than the other items on the proxy statement. As of the May 31 meeting date, over 91% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary requirement.

HOW WILL THIS CHANGE IMPACT YOUR FUND?
The reorganization is being proposed primarily to provide the company with greater flexibility in conducting its business operations. The Delaware business trust organizational form offers this flexibility and many other fund companies have also been taking advantage of this preferred structure. One advantage, in particular, is that the trust will be able to conduct certain business without the need for engaging in expensive proxy solicitations to shareholders. In addition, this proposal will not, in any way, affect your fund's fees, current tax status or investment objectives. The BOARD OF DIRECTORS of the Fund has carefully reviewed this proposal and for the reasons set forth in the proxy statement UNANIMOUSLY RECOMMENDS a vote in favor because it believes that it is in the best interests of the Fund's shareholders.

For your convenience, we have established three easy and quick methods by which to register your vote:

         1.  BY TOUCHTONE:         Dial the toll free number found on your proxy
                                   card and follow the simple directions.

         2.  BY INTERNET:          Visit www.proxyvote.com, and enter the
                                   12-digit control number located on your
                                   proxy card.

         3.  BY MAIL:              Return your executed proxy in the enclosed
                                   postage paid envelope immediately so that it will be received by June 16, 2000.


We apologize for any inconvenience this may have caused and appreciate your anticipated response.

If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-611-6086.


                                                                        obo

                             AIM EQUITY FUNDS, INC.
                         AIM INTERNATIONAL FUNDS, INC.


-------------------------------------------------------------------------------

                  ***IMPORTANT NOTICE CONCERNING YOUR FUND***

-------------------------------------------------------------------------------

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for certain funds within The AIM Family of Funds --Registered Trademark--, which was adjourned until May 31, 2000, has been adjourned, once again, due to a lack of investor response. We have made several attempts to reach you by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the fund, we are asking you to please take a moment right now to submit your vote. A final meeting date has been set for JUNE 16, 2000 and we need to receive your instructions as quickly as possible.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?
To date, an overwhelming number of shareholders have approved the proposals in the proxy statement. However, the proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust requires a larger vote of outstanding shares than the other items on the proxy statement. As of the May 31 meeting date, over 91% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary requirement.

HOW WILL THIS CHANGE IMPACT YOUR FUND?
The reorganization is being proposed primarily to provide the company with greater flexibility in conducting its business operations. The Delaware business trust organizational form offers this flexibility and many other fund companies have also been taking advantage of this preferred structure. One advantage, in particular, is that the trust will be able to conduct certain business without the need for engaging in expensive proxy solicitations to shareholders. In addition, this proposal will not, in any way, affect your fund's fees, current tax status or investment objectives. The BOARD OF DIRECTORS of the Fund has carefully reviewed this proposal and for the reasons set forth in the proxy statement UNANIMOUSLY RECOMMENDS a vote in favor because it believes that it is in the best interests of the Fund's shareholders.

For your convenience, we have established three easy and quick methods by which to register your vote:

         1.  BY PHONE:             Please call Shareholder Communications
                                   Corporation toll free at 1-800-611-6086.
                                   Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  BY INTERNET:          Visit www.proxyvote.com, and enter the
                                   12-digit control number located on your
                                   proxy card.

         3.  BY MAIL:              Return your executed proxy in the enclosed
                                   postage paid envelope immediately so that it will be received by June 16, 2000.


We apologize for any inconvenience this may have caused and appreciate your anticipated response.

                                                                         NOBO